Exhibit 99.1

REMARKETING AGREEMENT

Senior Notes due August 16, 2007

of The St. Paul Travelers Companies, Inc.

May 10, 2005

Banc of America Securities LLC
Goldman, Sachs & Co.

c/o:

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

and

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

Banc of America Securities LLC and Goldman, Sachs & Co. are undertaking to remarket Senior Notes due August 16, 2007 (the “Notes”) issued by The St. Paul Travelers Companies, Inc. (formerly known as The St. Paul Companies, Inc.), a Minnesota corporation (the “Company”), pursuant to an Indenture dated as of March 12, 2002 (as amended from time to time, the “Indenture”) between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as trustee (the “Trustee”).

The Notes were initially issued by the Company as part of a unit (a “Corporate Unit”) issued by the Company that also included a contract (a “Purchase Contract”) between the Company and the holder of the Corporate Unit. Under each Purchase Contract, the holder of a Corporate Unit is obligated to buy, and the Company is obligated to sell, on August 16, 2005 (the “Purchase Contract Settlement Date”), at a price per share equal to the Stated Amount, a number of newly-issued shares of common stock, no par value, of the Company (the “Common Stock”), equal to the Settlement Rate. The Corporate Units are described in and governed by the Purchase Contract Agreement between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as purchase contract agent (the “Purchase Contract Agent”), dated as of July 31, 2002 (the “Purchase Contract Agreement”).

The Notes constituting a part of the Corporate Units have been pledged by the Purchase Contract Agent, on behalf of the holders of the Corporate Units, to BNY Midwest Trust Company, as collateral agent (the “Collateral Agent”), custodial agent (the “Custodial Agent”) and securities intermediary (the “Securities Intermediary”) pursuant to the Pledge Agreement dated as of July 31, 2002 (the “Pledge Agreement”) among the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, to secure the holders’ obligations to purchase the Common Stock under the Purchase Contracts.

The Notes of the Corporate Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed by the Remarketing Agents on the Initial Remarketing Date. In the event of a Failed Initial Remarketing, the Notes of the Corporate Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed by the Remarketing Agents in a Secondary Remarketing on the Secondary Remarketing Date. In the event of a Failed Secondary Remarketing, the Notes of the Separate Note holders who elect to have their Notes remarketed and of the Corporate Units holders who have elected not to settle the Purchase Contracts related to their Corporate Units by Cash Settlement will be remarketed by the Remarketing Agents in a Final Remarketing on the Final Remarketing Date.

In the event of a Successful Initial Remarketing, the applicable interest rate on the Notes will be reset on the Initial Remarketing Date, to the Reset Rate which shall be determined by the Reset Agents as the rate that such Notes should bear in order for the Notes to have an aggregate market value of equal to or greater than 100.5% of the sum of the Treasury Portfolio Purchase Price and Separate Notes Purchase Price on the Initial Remarketing Date, provided that the Reset Rate will in no event exceed the maximum rate permitted by applicable law. In the event of a Successful Secondary Remarketing, the applicable interest rate on the Notes will be reset on the Secondary Remarketing Date, to the Reset Rate which shall be determined by the Reset Agents as the rate that such Notes should bear in order for the Notes to have an aggregate market value equal to or greater than 100.5% of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price on the Secondary Remarketing Date, provided that the Reset Rate will in no event exceed the maximum rate permitted by applicable law. In the event of a Successful Final Remarketing, the applicable interest rate on the Notes that remain outstanding on and after the Purchase Contract Settlement Date will be reset on the Final Remarketing Date, to the Reset Rate which shall be determined by the Reset Agents as the rate that such Notes should bear in order to have an aggregate market value equal to or greater than 100.5% of the aggregate principal amount of the Notes being remarketed, provided that the Reset Rate will in no event exceed the maximum rate permitted by applicable law.

Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, the Pledge Agreement

and the Indenture, as the case may be.  Unless the context otherwise requires, all references to time shall be understood to refer to time in New York City.

As used in this Agreement, “Transaction Documents” means, collectively, the Purchase Contract Agreement, the Indenture, the Pledge Agreement and this Agreement; “Remarketing Date” means the Initial Remarketing Date, the Secondary Remarketing Date and the Final Remarketing Date, or any of them; and “Remarketing” means the remarketing of the Notes on the Initial Remarketing Date, the Secondary Remarketing Date or the Final Remarketing Date, as the case may be, pursuant to this Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-98525), which constitutes Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-92466), including a prospectus, relating to certain securities of the Company, including the Notes. Such registration statement, including the exhibits thereto, as amended as of the date hereof, is hereinafter referred to as the “Registration Statement”. The Company has filed with the Commission, pursuant to Rule 424 of the Securities Act of 1933, as amended (the “Act”), a supplement to the prospectus included in the Registration Statement that describes certain terms of the Notes (the “Preliminary Prospectus”), and intends to file one or more additional supplements.  The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the “Base Prospectus”. The term “Prospectus” means the Base Prospectus together with the prospectus supplement or supplements (each a “Prospectus Supplement”) specifically relating to the Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. As used herein, the terms “Registration Statement”, “Preliminary Prospectus” and “Prospectus” shall include in each case the documents, if any, incorporated by reference therein. The terms “supplement” and “amendment” as used herein shall include all documents deemed to be incorporated by reference in the Registration Statement or the Prospectus that are filed subsequent to the date hereof by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “amend” and “supplement” shall include the filing of such documents with the Commission.

1.        Appointment and Obligations of Remarketing Agents and Reset Agents.

(a)      The Company hereby appoints Banc of America Securities LLC and Goldman, Sachs & Co. as exclusive Remarketing Agents. Banc of America Securities LLC and Goldman, Sachs & Co., acting severally and not jointly, each hereby accepts appointment as Remarketing Agent for the purpose of (i) Remarketing the Notes on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agents in this Agreement and the other Transaction Documents. The Company hereby appoints Banc of America Securities LLC and Goldman, Sachs &

Co. as exclusive Reset Agents. Banc of America Securities LLC and Goldman, Sachs & Co., acting severally and not jointly, each hereby accepts appointment as Reset Agent for the purpose of (i) establishing the Reset Rate and (ii) performing such other duties as are assigned to the Reset Agents in this Agreement and the other Transaction Documents.

(b)      (i) Each Remarketing Agent agrees to use its reasonable best efforts to remarket the Notes tendered or deemed tendered to the Remarketing Agents in the Remarketing in accordance with provisions of this Agreement and the other Transaction Documents, (ii) the Reset Agents agree to establish the Reset Rate and to notify the Company, the Depositary, the Purchase Contract Agent and the Trustee promptly of the Reset Rate in accordance with the Transaction Documents and (iii) the Remarketing Agents and the Reset Agents agree to carry out such other duties as are assigned to the Remarketing Agents and the Reset Agents, respectively, in the Transaction Documents.

(c)   Each Remarketing Agent agrees to use its reasonable best efforts to remarket (1) in the Initial Remarketing on the Initial Remarketing Date, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Corporate Units holders, (2) in the case of a Failed Initial Remarketing, in a Secondary Remarketing on the Secondary Remarketing Date, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Corporate Units holders, and (3) in the case of a Failed Secondary Remarketing, in the Final Remarketing on the Final Remarketing Date, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Corporate Units holders who have failed to notify the Purchase Contract Agent, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of their intention to settle the related Purchase Contracts through Cash Settlement, or who have so notified the Purchase Contract Agent but have failed to make the required cash payment prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date.

(d)   The Reset Agents agree to determine, in the manner provided for herein and in the Transaction Documents, with respect to the Notes, (1) in the case of the Initial Remarketing or any Secondary Remarketing, the Reset Rate that the Notes should bear in order for the Applicable Principal Amount of the Notes to have an aggregate market value, subject to the proviso below, equal to or greater than 100.5% of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price as of the Initial Remarketing Date or Secondary Remarketing Date, as applicable, (2) in the case of the Final Remarketing, the Reset Rate that the Notes should bear in order for the Applicable Principal Amount of the Notes to have an aggregate market value, subject to the proviso below, equal to or greater than 100.5% of the aggregate principal amount of the Notes and the Separate Notes Purchase Price as of the Final Remarketing Date, provided, in each case, that the Reset Rate will in no event exceed the maximum rate permitted by applicable law.

(e)   If at any time during the term of this Agreement, any Event of Default (as defined in the Indenture) or event that with the passage of time or the giving of notice or both would become such an Event of Default has occurred and is continuing under the Indenture, the obligations and duties of the Remarketing Agents and the Reset Agents under this Agreement shall be suspended until such default or event has been cured. The Company will promptly instruct the Trustee to give the Remarketing Agents and the Reset Agents notice of all such defaults and events.

(f)    Remarketing Fees.

(i)   In the event of a Successful Initial Remarketing or a Successful Secondary Remarketing, the Remarketing Agents shall retain as a remarketing fee (the “Remarketing Fee”) an amount not exceeding 25 basis points (0.25%) of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price from any amount received in connection with such Initial Remarketing or such Secondary Remarketing in excess of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price.

(ii)                                                In the event of a Successful Final Remarketing, the Remarketing Agent shall retain as the Remarketing Fee an amount not exceeding 25 basis points (0.25%) of the sum of the aggregate principal amount of the Notes and the Separate Notes Purchase Price remarketed from any amount received in connection with such Final Remarketing in excess of the sum of the aggregate principal amount of such Notes remarketed and the Separate Notes Purchase Price.

(g)   Delivery and Payment.

(i)   Delivery of payment for the remarketed Notes by the purchasers thereof identified by the Remarketing Agents and payment of the Remarketing Fee shall be made on May 16, 2005 in the case of a Successful Initial Remarketing, July 1, 2005 in the case of a Failed Initial Remarketing and a Successful Secondary Remarketing, and August 16, 2005 in the case of a Failed Secondary Remarketing and a Successful Final Remarketing, or on such other date as the Company and the Remarketing Agents shall agree (such date of delivery and payment for the remarketed Notes being herein called the “Remarketed Closing Date”) by

10:00 a.m., New York City time. Delivery of the remarketed Notes and payment of the Remarketing Fee shall be made to the Remarketing Agents against payment by the respective purchasers of the remarketed Notes of the consideration therefor as specified herein, which consideration shall be paid to the Collateral Agent or the Custodial Agent, as the case may be, for the account of the persons entitled thereto in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent or the Custodial Agent, as the case may be.

(ii)                                                The Notes will be represented by one or more definitive global Notes in book-entry form which will be deposited with The Depository Trust Company or its designated custodian and shall be registered in such names and denominations as the Remarketing Agents may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, the Collateral Agent and the registered holder or holders thereof agree to have the certificates representing the global Notes available for inspection by the Remarketing Agents in New York, New York not later than 12:00 noon on the Business Day prior to the Remarketing Closing Date.

2.        Representations, Warranties and Agreements. The Company represents, warrants and agrees (i) on and as of the date hereof, (ii) on and as of the date any Prospectus is first distributed in connection with the Remarketing and (iii) on and as of the Initial Remarketing Date and, in the event of a Failed Initial Remarketing, on the Secondary Remarketing Date and, in the event of a Failed Secondary Remarketing, on the Final Remarketing Date, that:

(a)   The Registration Statement has been filed with the Commission, includes a Base Prospectus relating to the Notes and has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Company meets the requirements for use of Form S-3 under the Act;

(b)   (i)  Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and no such document contained or will contain when so filed an untrue statement of a material fact or omitted or will omit when so filed to state a material fact required to be stated therein or necessary to make the statements therein not misleading (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the applicable rules, regulations and interpretations of the Commission thereunder, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agents expressly for use therein;

(c)   Neither the Company nor any of its Significant Subsidiaries (as such term is defined under Rule 1-02 of Regulation S-X) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its Significant Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of common stock upon the exercise of stock options outstanding on the date hereof or pursuant to existing employee compensation plans) or long-term debt of the Company and its Significant Subsidiaries taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

(d)   Each of the Company and its Significant Subsidiaries has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as would not materially interfere with the use made or proposed to be made of such property by the Company and its Significant Subsidiaries; and any material real property and material buildings held under lease by the Company or any of its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and currently proposed to be made of such property and buildings by the Company and its Significant Subsidiaries;

(e)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with full corporate power and authority to own or lease, as the case may be, its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”); and each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect; None of the Company’s subsidiaries other than those listed on Annex I hereto are Significant Subsidiaries (as such term is defined under Rule 1-02 of Regulation S-X);

(f)    The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(g)   This Agreement has been duly authorized, executed and delivered by the Company and this Agreement conforms in all material respects to the description thereof contained in the Prospectus;

(h)   The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting  creditors’ rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus;

(i)    The Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting  creditors’ rights and to general equity principles; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus;

(j)    The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting  creditors’ rights and to general equity principles; and the Indenture conforms to the description thereof contained in the Prospectus;

(k)   The Notes have been duly authorized and have been duly issued, executed and delivered by the Company against payment therefor as provided in the Indenture and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting  creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Notes conform in all material respects to the description thereof contained in the Prospectus; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Notes;

(l)    The remarketing of the Notes and the compliance by the Company with all of the provisions of the Notes and the Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, (ii) any violation of the provisions of the Restated Articles of Incorporation, as amended, or By-laws of the Company or (iii) any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii), as would not, individually or in the aggregate, result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the remarketing of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Remarketing Agents;

(m)  Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound, which default might reasonably be expected to result in a Material Adverse Effect;

(n)   The statements set forth in the Prospectus under the captions “Description of the Remarketed Senior Notes” and “Description of Debt Securities We May Offer”, insofar as they purport to constitute a summary of the terms of the Notes, and under the captions “Remarketing” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; the statements set forth in the Annual Report on Form 10-K incorporated by reference into the Prospectus under the captions “Item 1. Business – Regulation”, “Item 3. Legal Proceedings” and in the Registration Statement under Item 15, insofar as they purport to describe the provisions of the laws and documents referred to therein and the Company’s Articles of Incorporation and By-laws, are accurate and complete in all material respects;

(o)   Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject or which could reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(p)   The Company is not and, after giving effect to the Remarketing as herein contemplated or as described in the Prospectus and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(q)   KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, and have reviewed the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r)    The financial statements of the Company, together with the related schedules, notes and supplemental information set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and interpretations thereof and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; such statements and related schedules, notes and supplemental information have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein; the pro forma financial statements of the Company and its consolidated subsidiaries and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information contained therein, comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder and are based on assumptions that the Company believes are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

(s)          The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(t)    Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement or the Prospectus, except as disclosed in item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(u)   The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective;

(v)   There are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act and the rules and regulations of the Commission thereunder; and

(w)  The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct in all material respects the business now operated by it, except where the failure to obtain such Governmental Licenses would not have a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the failure to have such Governmental Licenses in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

3.        Company Covenants. The Company agrees with each of the Remarketing Agents and Reset Agents:

(a)      To prepare the Prospectus, as amended or supplemented, in relation to the Notes in a form approved by the Remarketing Agents and to file or cause to be filed with the Commission such Prospectus, pursuant to Rule 424(b) under the Act, not later than the Commission’s close of business on the second Business Day following the date of the Prospectus; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented, in the case of the Initial Remarketing, after the date of this Agreement and prior to the Remarketing Closing Date, and in the case of a Secondary Remarketing or a Final Remarketing, between the earlier of (x) the date of any supplemental remarketing agreement and (y) the date of any Preliminary Prospectus, and the applicable Remarketing Closing Date, which shall be disapproved by the Remarketing Agents promptly after reasonable notice thereof; to advise the Remarketing Agents promptly of any such amendment or supplement after such Remarketing Closing Date and furnish the Remarketing Agents with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Notes, and during such same period to advise the Remarketing Agents, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Notes or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)      Promptly from time to time to take such action as the Remarketing Agents may reasonably request to qualify the Notes for the Remarketing under the securities laws of such jurisdictions as the Remarketing Agents may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the Remarketing of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to become subject to taxation in any jurisdiction in which it is not otherwise subject;

(c)      To furnish the Remarketing Agents with written and electronic copies of the Prospectus in such quantities and on such locations as the Remarketing Agents may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Registration Statement or the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Remarketing Agents and upon the Remarketing Agents’ request to file such document and to prepare and furnish without charge to the Remarketing Agents and to any dealer in securities as many written and electronic copies as the Remarketing Agents may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Remarketing Agent is required to deliver a prospectus in connection with the Remarketing at any time nine months or more after the time of issue of the Prospectus, upon such Remarketing Agent’s request, to prepare and deliver to such Remarketing Agent as many written and electronic copies as such Remarketing Agent may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)      To make generally available to security-holders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158); and

(e)      During the period beginning on the date hereof and continuing to and including the Remarketing Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company without the prior consent of the Remarketing Agents.

4.        Costs and Expenses. The Company covenants and agrees with the Remarketing Agents that, whether or not the transactions contemplated herein are consummated, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the preparation, printing and filing of any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Remarketing Agents and Reset Agents; (ii) the cost of printing or producing this Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the Remarketing, including the reasonable fees and expenses of counsel to the Remarketing Agents preparing such Blue Sky Memorandum; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws and insurance securities laws as provided in Section 3(b) hereof; (iv) the filing fees in connection with securing any required review by the NASD of the terms of the Remarketing of the Notes; (v) the cost of preparing the Notes; (vi) fees, expenses and disbursements of the Trustee, any transfer agent or registrar, any agent of or counsel to any of the foregoing, in connection with the Notes, the Indenture or this Agreement; (vii) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Notes; and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 6 and 8 hereof, the Remarketing Agents will pay all of their own costs and expenses, including the fees, disbursements and expenses of counsel for the Remarketing Agents and the Reset Agents other than fees and expenses to be borne by the Company as specified in subsection (ii) above.

5.                         Conditions to Remarketing Agents’ and Reset Agents’ Obligations. The respective obligations of the Remarketing Agents and Reset Agents hereunder shall be subject, in the discretion of the Remarketing Agents, to the condition that all representations and warranties and other statements by the Company herein are, and as of the applicable Remarketing Date and the Remarketing Closing Date will be, true and correct, and to the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                  The Prospectus as amended or supplemented in relation to the Notes shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 3(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Remarketing Agents’ reasonable satisfaction;

(b)                 Davis Polk & Wardwell, counsel for the Remarketing Agents and the Reset Agents, shall have furnished to the Remarketing Agents and the Reset Agents their written opinion, dated the Remarketing Closing Date, with respect to the Registration Statement and the Prospectus, and such other related matters as the Remarketing Agents may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                  Simpson Thacher & Bartlett LLP, outside counsel for the Company, shall have furnished to the Remarketing Agents and Reset Agents a written opinion to the effect set forth in Exhibit A-1 hereto, and the letter related to certain matters to the effect set forth in Exhibit A-2 hereto, each dated the Remarketing Closing Date.

(d)                 Bruce A. Backberg, Esq., Senior Vice President and Corporate Secretary of the Company, shall have furnished to the Remarketing Agents and Reset Agents his written opinion to the effect set forth in Exhibit B-1 hereto, and the letter related to certain matters to the effect set forth in Exhibit B-2 hereto, each dated as of the Remarketing Closing Date.

(e)                  [Reserved].

(f)                    [Reserved].

(g)                 On the Remarketing Date and on the Remarketing Closing Date, as the case may be, KPMG LLP shall have furnished to the Remarketing Agents letters, dated such respective dates, in form and substance satisfactory to the Remarketing Agents, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial statements and schedules and certain financial information contained or incorporated by reference in the Registration Statement or the Prospectus; provided that the letter delivered on the Remarketing Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Remarketing Closing Date;

(h)                 (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change in the capital stock (other than issuances of common stock upon the exercise of stock options outstanding on the date hereof or pursuant to existing employee compensation plans) or long-term debt of the Company or any of its Significant Subsidiaries taken as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agents so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus;

(i)                     On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded any debt security of the Company or the financial strength or claims paying ability of the Company or any Significant Subsidiary by A.M. Best & Co. or any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced or otherwise given notice to the Company that it has under surveillance, review or watch, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company or any Significant Subsidiary, or of any review for a possible change therein that does not indicate the direction of the possible change;

(j)                     On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Remarketing Agents makes it impracticable or inadvisable to proceed with the Remarketing of the Notes on the terms and in the manner contemplated in the Prospectus;

(k)                  The Company shall have complied with the provisions of Section 3(a) hereof with respect to the filing of prospectuses on the second Business Day next succeeding the date of the Prospectus;

(l)                     No injunction, judgment, order, decree or other legal or governmental action prohibiting the consummation of the transactions contemplated hereby shall have been issued and remain in effect or shall have been publicly announced by any court or announced, or threatened in writing, by a regulatory agency or other governmental body; and

(m)               The Company shall have furnished or caused to be furnished to the Remarketing Agents and Reset Agents on the Remarketing Closing Date certificates of officers of the Company satisfactory to the  Remarketing Agents as to the accuracy of the representations and warranties of the Company herein at such Remarketing Closing Date, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Remarketing Closing Date, as to the matters set forth in subsections (a), (h) and (i) of this Section and as to such other matters as the Remarketing Agents may reasonably request.

6.                         Indemnification.

(a)          The Company will indemnify and hold harmless each Remarketing Agent and Reset Agent against any losses, claims, damages or liabilities, joint or several, to which such Remarketing Agent or Reset Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the failure to have an effective Registration Statement relating to the Notes or the failure to satisfy the prospectus delivery requirements of the Act because the Company failed to provide the Remarketing Agents or Reset Agents with a Prospectus for delivery or an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or the Remarketing of the Notes or the establishment of the Reset Rate, as the case may be, or the engagement of the Remarketing Agents or the Reset Agents pursuant to, or the performance of the Remarketing Agents or the Reset Agents of their respective services (including any such services performed on or prior to the date hereof) contemplated by, this Agreement, and will reimburse each Remarketing Agent and Reset Agent for any legal or other expenses reasonably incurred by such Remarketing Agent or Reset Agent, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Remarketing Agent or Reset Agent, as the case may be, expressly for use therein. The Remarketing Agents and the Reset Agents shall incur no liability to and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in the absence of bad faith, gross negligence or willful misconduct by the Remarketing Agents or Reset Agents, as the case may be, in reasonable reliance upon the advice of counsel satisfactory to it or instructions from the Trustee (pursuant to the Indenture) or the Company.

(b)         Each Remarketing Agent and Reset Agent, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Remarketing Agent or Reset Agent, as the case may be, expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party (or such other release of the indemnified party as shall be satisfactory to the indemnified party) from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)         If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agents and the Reset Agents on the other from the Remarketing of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Remarketing Agents and Reset Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agents and Reset Agents on the other hand in connection with the Remarketing shall be deemed to be in the same proportion as the aggregate principal amount of the Notes which are, or are to be, remarketed bears to the aggregate fees received by the Remarketing Agents and the Reset Agents with respect to the Remarketing. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agents and Reset Agents on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Remarketing Agents and Reset Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Remarketing Agents and Reset Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Remarketing Agent or Reset

Agent shall be required to contribute any amount in excess of the amount by which its aggregate fee in connection with the Remarketing exceeds the amount of any damages which such Remarketing Agent or Reset Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Remarketing Agents’ and Reset Agents’ obligations in this subsection (d) to contribute are several and not joint.

(e)                  The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of each Remarketing Agent and Reset Agent and each person, if any, who controls a Remarketing Agent or Reset Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Remarketing Agents and the Reset Agents; and the obligations of the Remarketing Agents and Reset Agents under this Section 6 shall be in addition to any liability which the respective Remarketing Agents and or Reset Agents, as the case may be, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

7.                         Further Liability. If this Agreement shall be terminated by a Remarketing Agent or Reset Agent pursuant to Section 9(a), the Company shall then be under no liability to such Remarketing Agent or Reset Agent except as provided in Sections 1, 4, 6 and 9 hereof; but, if for any other reason, any Notes are not remarketed by or on behalf of the Company as provided herein, the Company will reimburse the Remarketing Agents and Reset Agents for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Remarketing Agents and Reset Agents in making preparations for the Remarketing of the Notes not so remarketed, but the Company shall then be under no further liability to the Remarketing Agents and Reset Agents in respect of the Notes not so remarketed except as provided in Sections 1, 4, 6 and 9 hereof.

8.                         Dealing in the Notes. Each of the Remarketing Agents and the Reset Agents, when acting hereunder, or when acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the remarketed Notes. Each of the Remarketing Agents and the Reset Agents may exercise any vote or join in any action which any beneficial owner of remarketed Notes may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. Each of the Remarketing Agents and the Reset Agents, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

9.                         Resignation and Removal. (a) The Remarketing Agents and the Reset Agents may resign and be discharged from their duties and obligations hereunder, and the Company may remove any Remarketing Agent or Reset Agent, by giving five (5) Business Days’ prior written notice, in the case of a resignation, to the Company and the Purchase Contract Agent and, in the case of a removal, to the removed Remarketing Agent or Reset Agent; provided that no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor to such Remarketing Agent or Reset Agent, as the case may be, and such successor Remarketing Agent or Reset Agent shall have entered into a remarketing agreement with the Company and the Purchase Contract Agent in which it shall have agreed to conduct the remarketing in accordance with the Transaction Documents. In any such case, the Company will use its reasonable efforts to appoint a successor Remarketing Agent or Reset Agent, as the case may be, and enter into such a remarketing agreement with such person as soon as reasonably practicable.

(b)         The provisions of this Section 9 shall survive the resignation or removal of any Remarketing Agent or Reset Agent pursuant to this Agreement.

10.                   Termination of Remarketing Agreement. This Agreement shall terminate as to any Remarketing Agent or Reset Agent, which is replaced on the effective date of the resignation or removal of such Remarketing Agent or Reset Agent pursuant to Section 9. In addition, the obligations of such Remarketing Agent or Reset Agent may be terminated by it by notice given to the Company prior to 10:00 a.m., New York City time, on the Initial Remarketing Date (or the Secondary Remarketing Date in the case of a Failed Initial Remarketing or the Final Remarketing Date in the case of a Failed Secondary Remarketing) if, prior to that time, any of the conditions precedent to the obligations of the Remarketing Agents and the Reset Agents described in Section 5 hereof shall have failed to occur or upon the occurrence of any of the events in Section 5(h), (i) or (j), which termination shall be without liability on the part of any party to any other party, except that Sections 1, 4, 6, 7 and 9 shall at all times be effective and shall survive such termination.

11.                   Survival. Notwithstanding any termination pursuant to Section 9 or 10 hereof, the obligations set forth in Section 4 hereof shall survive and remain in full force and effect until all amounts payable under Section 4 shall have been paid in full. In addition, each former Remarketing Agent and Reset Agent shall be entitled to the rights and benefits under Sections 1 and 6 of this Agreement notwithstanding the replacement of such Remarketing Agent or Reset Agent. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Remarketing Agents or Reset Agents, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Remarketing Agent or Reset Agent, or any controlling person of any Remarketing Agent, Reset Agent or the Company, or any officer or director or controlling person of the Company, and shall survive the Remarketing.

12.                   Remarketing Agents’ and Reset Agents’ Performance; Duty of Care.

(a)          The duties and obligations of the Remarketing Agents and the Reset Agents shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations of or against the Remarketing Agents or the Reset Agents shall be read into this Agreement. In the absence of bad faith on the part of a Remarketing Agent or Reset Agent, as the case may be, such Remarketing Agent or Reset Agent may conclusively rely upon any document furnished to it which purports to conform to the requirements of, or any information supplied to it by the Company pursuant to, the Transaction Documents or the Notes as to the truth of the statements expressed in any such documents. Each of the Remarketing Agents and the Reset Agents shall be protected in acting upon any document or communication reasonably believed by it to be signed, presented or made by the proper party or parties. In no event shall the Remarketing Agents or the Reset Agents be liable to any person for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Remarketing Agents or Reset Agents, as the case may be, have been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)         Neither the Remarketing Agents nor the Reset Agents shall have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Notes, and they shall rely solely upon written notice from the Company (which the Company agrees to provide on or prior to the Business Day immediately preceding the Initial Remarketing Date or the Secondary Remarketing Date or the Final Remarketing Date, as the case may be) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. The Reset Agents shall not be liable for any error resulting from the use of or reliance on a source of information in good faith to make any determination, calculation or declaration hereunder. In acting under this Agreement and in connection with the Notes, the Remarketing Agents and the Reset Agents are acting solely as agents of the Company, do not assume any obligations to, or relationship of agency or trust for or with, any of the owners or holders of the Notes and none of the Remarketing Agents or the Reset Agents, acting under this Agreement, shall incur any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its respective security holders or creditors or to any beneficial owner or holder of remarketed Notes in its individual capacity or as Remarketing Agent or Reset Agent, as the case may be, relating to or arising out of the engagement of such Remarketing Agent or Reset Agent pursuant to, or the performance by such Remarketing Agent or Reset Agent of their respective services contemplated by, this Agreement or for any action or failure to act in connection with the Remarketing or otherwise, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct on the part of such Remarketing Agent or Reset Agent, as the case may be. The Remarketing Agents and Reset Agents may, upon obtaining the prior written consent of the Company, perform any duties hereunder through agents or attorneys, and the Remarketing Agents and Reset Agents shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care and in the absence of bad faith, gross negligence or willful misconduct by it hereunder. Each of the Remarketing Agents and Reset Agents may, but shall not be obligated to, purchase remarketed Notes for its own account. Any determination made by the Remarketing Agents or the Reset Agents in accordance with the terms of this Agreement and the Notes and in the absence of bad faith, gross negligence or willful misconduct shall be conclusive and binding upon the Remarketing Agents, the Reset Agents, the Company, the Trustee and the owners of the Notes, absent manifest error. The provisions of this Section 11 shall survive any termination of this Agreement and shall also continue to apply to every Remarketing Agent and Reset Agent notwithstanding their resignation or removal.

13.                   Miscellaneous.

(a)                  Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agents, shall be delivered or sent by mail or facsimile transmission to the  Remarketing Agents as follows: (i) Banc of America Securities LLC, 40 West 57th Street, NY1-040-27-01, New York, NY 10019, Attention: High Grade Transaction Management/Legal, Facsimile: (646) 313-4803, and (ii) Goldman, Sachs & Co., Registration Department, 85 Broad Street, New York, NY 10004, Facsimile: (212) 902-3000; if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel, facsimile: (651) 310-5853; if to the Trustee shall be delivered or sent by mail or facsimile transmission to JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, facsimile: (212) 623-6274, Attention: Institutional Trust Services; if to the Purchase Contract Agent shall be delivered or sent by mail or facsimile transmission to JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, facsimile: [(212) 623-6274], Attention:

Institutional Trust Services; and if to the Collateral Agent, Custodial Agent or Securities Intermediary, shall be delivered or sent by mail or facsimile transmission to BNY Midwest Trust Company, 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, facsimile (312) 827-8542, Attention: Daniel G. Donovan.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

(b)                 This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agents, the Reset Agents and the Company to the extent provided in Sections 6 and 11 hereof, the officers and directors of the Company and each person who controls the Company or the Remarketing Agents or the Reset Agents, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from the Remarketing Agents shall be deemed a successor or assign by reason merely of such purchase.

(c)                  Time shall be of the essence of this Agreement.

(d)                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e)                  The parties hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(f)                    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

(g)                 The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Purchase Contract Agent, the Remarketing Agents and the Reset Agents, please indicate your acceptance in the space provided for that purpose below.

THE ST. PAUL TRAVELERS COMPANIES, INC.

By:	/s/ Bruce A. Backberg
	Name:	Bruce A. Backberg
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Purchase Contract Agent

By:	/s/ Albert P. Mari, Jr.
	Name:	Albert P. Mari, Jr.
	Title:	Vice President

Accepted:

BANC OF AMERICA SECURITIES LLC, as Remarketing Agent and Reset Agent

By:	/s/ Peter J. Carbone
	Name:	Peter J. Carbone
	Title:	Vice President

GOLDMAN, SACHS & CO., as Remarketing Agent and Reset Agent

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

ANNEX I

List of Significant Subsidiaries:

St. Paul Fire and Marine Insurance Co. (MN)

The Phoenix Insurance Co. (CT)

The Standard Fire Insurance Co. (CT)

The Travelers Indemnity Co. (CT)

Travelers Casualty and Surety Co. (CT)

Travelers Casualty and Surety Company of America (CT)

Travelers Insurance Group Holdings Inc. (DE)

Travelers Property Casualty Corp. (CT)

United States Fidelity & Guaranty Co. (MD)

EXHIBIT A-1

[FORM OF OPINION OF SIMPSON THACHER & BARTLETT LLP DELIVERED PURSUANT TO SECTION 5(c)]

1.                                       The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

2.                                       The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

3.                                       The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

4.                                       The statements made in the Prospectus Supplement under the caption “Description of the Remarketed Senior Notes” and “Remarketing” and the statements made in the Base Prospectus under the caption “Description of Debt Securities We May Offer” and “Plan of Distribution,” insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

5.                                       Subject to the qualifications, assumptions and limitations set forth therein, the statements made in the Prospectus under the caption “Certain United States Federal Income Tax and Estate Consequences,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

6.                                       Subject to the qualifications, assumptions and limitations set forth therein, the statements made in the Prospectus under the caption “Certain ERISA Considerations”, insofar as they purport to constitute summaries of matters of United States federal law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

7.                                       The remarketing of the Notes and the execution, delivery and performance by the Company of the Remarketing Agreement will not violate any federal or New York law or any rule or regulation that has been issued pursuant to any federal or New York law or any order known to us issued pursuant to any federal or New York law by any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries listed in a schedule attached hereto or any of their properties.

8.                                       No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to our knowledge, any federal or New York court is required for the remarketing of the Notes by the Company, and the compliance by the Company with all of the provisions of the Remarketing Agreement and the Indenture, except for the registration under the Securities Act of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the remarketing of the Notes by you.

9.                                       The Registration Statement has become effective under the Securities Act and the Prospectus was filed on May 11, 2005 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

10.                                 The Company is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

EXHIBIT A-2

[FORM OF LETTER OF SIMPSON THACHER & BARTLETT LLP TO BE DELIVERED PURSUANT TO SECTION 5(c)]

Such counsel shall (i) advise the Remarketing Agents that each of the Registration Statement, as of its effective date, and the Prospectus, as of May 11, 2005, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel may express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and (ii) nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement (including (x) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and (y) the Exchange Act Documents on file with the Commission on the date of filing of such Annual Report), as of the date of the filing of such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of May 11, 2005 or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express any belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Exchange Act Documents.

For purposes of this letter, "Exchange Act Documents" means the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by such Annual Report.

EXHIBIT B-1

[FORM OF OPINION OF BRUCE A. BACKBERG, ESQ. PURSUANT TO SECTION 5(d)]

1.                                       The Company has been duly incorporated and is a validly existing corporation in good standing as a corporation under the laws of the State of Minnesota and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

2.                                       The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole.

3.                                       Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and except as otherwise set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

4.                                       To my knowledge, other than as set forth, incorporated by reference or deemed incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject, which might reasonably, individually or in the aggregate, be expected to have a material and adverse affect on the condition (financial or otherwise), earnings, business or properties on the Company and its Significant Subsidiaries, taken as a whole.

5.                                       The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

6.                                       The Remarketing of the Notes and the execution, delivery and performance by the Company of the Remarketing Agreement will not conflict with or breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company or any Significant Subsidiary is a party or by which any of them is bound or to which any of their properties is subject, nor will such action violate the Certificate of Incorporation or By-laws of the Company or any law or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties.

7.                                       Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or subject, which default might reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), earnings, business or properties on the Company and its subsidiaries, taken as a whole.

8.                                       The statements set forth in the Annual Report on Form 10-K for the year ended December 31, 2004 incorporated by reference into the Prospectus under the captions “Item 1.  Business—Regulation”, “Item 3. Legal Proceedings” and in the Registration Statement under Item 15, insofar as they purport to constitute a summary of  legal matters and legal proceedings referred to therein, the Company’s Certificate of Incorporation and By-laws or legal conclusions have been reviewed by me and are correct in all material respects.

9.                                       The Indenture has been duly authorized, executed and delivered by the Company.

10.                                 The Notes have been duly authorized, executed and delivered by the Company.

11.                                 The documents incorporated by reference or deemed incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is expressed), when they were filed with the Commission complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

12.                                 To my knowledge, there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

13.                                 No consent, approval, authorization, order, registration or qualification of or with any federal or Minnesota governmental agency or body or, to my knowledge, any federal or Minnesota court is required for the remarketing of the Notes by the Company, and the compliance by the Company with all of the provisions of the Remarketing Agreement and the Indenture, except for the registration under the Securities Act of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the remarketing of the Notes by you.

EXHIBIT B-2

[FORM OF LETTER OF BRUCE A. BACKBERG, ESQ. PURSUANT TO SECTION 5(d)]

Such counsel shall (i) advise the Remarketing Agents that each of the Registration Statement, as of its effective date, and the Prospectus, as of May 11, 2005, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel may express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and (ii) nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement (including (x) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and (y) the Exchange Act Documents on file with the Commission on the date of filing of such Annual Report), as of the date of the filing of such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of May 11, 2005 or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express any belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Exchange Act Documents.

For purposes of this letter, "Exchange Act Documents" means the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by such Annual Report.